Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive Total Return Bond ETF (STXT)
Strive Enhanced Income Short Maturity ETF (BUXX)
(each, a “Fund” and together, the “Funds”)
(each a series of EA Series Trust)

Listed on New York Stock Exchange

January 11, 2024

Supplement to each Fund’s Summary Prospectus dated August 4, 2023 and the
Funds’ Prospectus and Statement of Additional Information, each dated August 4, 2023

Effective on or about March 31, 2024, Sam Dunlap and Colin McBurnette will no longer serve as portfolio managers of the Funds. All references to Mr. Dunlap and McBurnette will be deleted in their entirety at that time. Except for this change, each Fund’s portfolio management team will remain the same.

If you have any questions, please call (215) 882-9983.
Please retain this Supplement for future reference.